EXHIBIT 10.1

NOTE CONVERSION AGREEMENT

THIS NOTE CONVERSION AGREEMENT (“Agreement”) dated October 27, 2015, is by and among Bio Hi Tech America, LLC (“BHI”), BioHiTech Global, Inc. (“BHG”), and the undersigned holders, each of which is a holder of a promissory note issued by BHI (each, a “Holder”).

WHEREAS, BHI issued to each Holder a form of convertible promissory note (“Note”) in the dollar amount listed on Exhibit A;

WHEREAS, the Notes were issued as part of the issuance of other convertible promissory notes issued by BHI, which promissory notes were of like or similar tenor (collectively with the Note, the “Notes”);

WHEREAS, each Note is convertible into equity of BHI in certain defined events;

WHEREAS, BHI has undergone a reorganization pursuant to which it has become a wholly-owned subsidiary of BHG;

WHEREAS, BHG desires that all Notes be converted into equity of BHG in order to strengthen BHG’s consolidated shareholders’ equity since the principal and accrued interest on the Notes is now reflected as indebtedness on BHG’s consolidated balance sheet;

WHEREAS, the Holder would like to convert the Note presently because it believes that the timing and conversion rate being offered by BHG are beneficial to Holder.

In consideration of the foregoing and other good and valuable consideration, and intending to be legally bound, the parties agree as follows:

1.                  The Note Conversion. Without regard to the provisions of each Note instrument that describe the conversion of the Note into securities of BHI, the parties agree that the Note will be converted instead into shares of common stock, par value $0.0001 of BHG (the “Shares”) against delivery by Holder of the original Note, which original Note will be attached hereto and made a part hereof. The total amount of principal and interest due and owing under the Note, as of the date hereof, is as stated on Exhibit A hereof (the “Conversion Amount”). The Conversion Amount will be converted at a rate of $3.50 per Share, rounded down to the nearest whole Share with no fractional Shares being issued hereunder. The number of Shares issued are set forth on Exhibit A.

2.                  Warrant to Continue. Notwithstanding the provisions hereof, if, but only if, a warrant was issued in connection with the Note being converted, the warrant to purchase equity securities of BHI shall remain outstanding in accordance with the provisions thereof, subject, however, to the change in securities purchasable pursuant to warrant exercise, which securities shall be Shares, as opposed to the equity securities of BHI, it being acknowledged and agreed that such terms of purchase shall otherwise continue in full force and effect as set forth in the Note.

3.                  Note Cancelled. Except for the conversion of the Note into Shares and the continuation of any warrant that may have been issued in connection therewith, the remaining provisions of each Note are hereby cancelled and each Note is hereby terminated and is without further force or effect.

4.                  Type of Ownership. Each Holder shall submit, along with a signed copy of this Agreement and the Original Note instrument, a completed version of the attached counterpart signature page.

5.                  Miscellaneous Provisions.

a.      Notices. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder must be in writing and will be effective upon receipt. Such notices and other communications may be hand delivered, sent by first class mail, sent by electronic transmission with confirmation of delivery and a copy sent by first class mail, or sent by nationally recognized overnight courier service, to the addresses for Holder and BHI, each as set forth in the attached Note, or to such other address as either may give to the other in writing for such purpose. If a notice is sent via first class mail, it will be deemed to have been received two days after being deposited in the mail. If a notice is sent by nationally recognized overnight courier service, it will be deemed to have been received one day after being deposited with such courier service.

b.      Severability; Construction. If any provision of this Agreement is found to be invalid by a court of law, all the other provisions of this Agreement shall remain in full force and effect. Whenever the singular number is used in this Agreement and when required by the context, the same shall include the plural and vice versa, and the masculine gender shall include the feminine and neuter genders and vice versa.

c.      Successors and Assigns. This Agreement shall bind BHG and its successors and assigns, and the benefits hereof shall inure to the benefit of Holder and its successors and assigns; provided, however, that neither party shall assign this Agreement in whole or in part without the other parties’ written consent.

d.      Governing Law. This Agreement will be interpreted and the rights and liabilities of BHG and Holder determined in accordance with the laws of the State of Delaware, excluding its conflicts of law rules.

e.      No Presumption. BHG and Holder have participated jointly in the negotiation and drafting of this Agreement, and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by BHG and Holder and no presumption or burden of proof shall arise favoring or disfavoring either party by virtue of the authorship of any provision of this Agreement.

f.      Waiver of Jury Trial. The parties irrevocably waive any and all rights any party may have to a trial by jury in any action, proceeding or claim of any nature relating to this Agreement, any documents executed in connection with this Agreement or any transaction contemplated in any of such documents. Each party acknowledges that the foregoing waiver is knowing and voluntary.

g.      Modification. The provisions of this Agreement shall not be modified, discharged or terminated, except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

h.      Counterparts. This Agreement may be executed by facsimile and in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all, of the parties hereto.

[Signatures appear on following page]

WITNESS THE EXECUTION HEREOF as a document under seal as of the 27th day of October 2015 with the intent to be legally bound hereby.

BIO HI TECH AMERICA, LLC

By
Frank E. Celli, President

BIOHITECH GLOBAL, INC.

By
Frank E. Celli, Chief Executive Officer

[Signature Page to the Note Conversion Agreement]

WITNESS THE EXECUTION HEREOF as a document under seal as of the 27th day of October 2015 with the intent to be legally bound hereby.

HOLDER:

Name:

[Signature Page to the Note Conversion Agreement]

NOTE HOLDER SIGNATURE PAGE

TO

NOTE CONVERSION AGREEMENT

Type of Ownership (check one):

( )	Individual ownership (one signature is required)
( )	Husband and Wife or other Joint Tenants with right of survivorship (both parties must sign)
( )	Tenants in Common with no right of survivorship (all parties must sign)
( )	Other ________________________________________________________

NOTE: The undersigned should seek the advice of its attorney in deciding in which of the above forms it should take ownership of the Shares because different forms of ownership can have varying tax and other consequences depending on the state of the undersigned’s residency or domicile and its particular personal circumstances.

PLEASE PRINT HERE THE EXACT NAME OR NAMES IN WHICH THE UNDERSIGNED DESIRES TO HOLD THE SHARES:

_________________________________________________________________

CONVERSION AMOUNT: (See Exhibit A)

NUMBER OF SHARES TO BE ISSUED: (See Exhibit A)

IN WITNESS WHEREOF, the undersigned have completed and duly executed this Agreement to evidence its Note conversion as of October ___, 2015.

Signature	Signature

Name	Name

Title (if not an individual)	Title (if not an individual)

State of Residence or Domicile	State of Residence or Domicile

Street Address	Street Address